Exhibit 10.03


     GENERAL  ASSIGNMENT  OF  BOOK  DEBTS

1. For valuable consideration, receipt of which is hereby acknowledged, the undersigned 1418276 ONTARIO INC., having its chief executive office and chief place of business at 30 West Beaver Creek Road, Suite 109, Richmond Hill, Ontario L4B 3K1, hereby assigns and transfers to the LAURENTIAN BANK OF CANADA (hereinafter referred to as the "Bank"), a chartered bank having its head office at the City of Montreal, in the Province of Quebec, and having a branch office at 989 Derry Road, Suite 303, Mississauga, Ontario, L5T 2J8 in the Province of Ontario all debts, chattel paper, accounts, claims, moneys and choses in action which now are or which may at any time hereafter be due or owing to or owned by the undersigned and also all contracts, securities, bills, notes and other documents now held or owned or which may be hereafter taken, held or owned by the undersigned or anyone on behalf of the undersigned in respect of the said debts, accounts, claims, moneys, and choses in action or any part thereof, and also all books and papers recording, evidencing or relating to said debts, accounts, claims, moneys, and choses in action or any part thereof (hereinafter referred to as the "Collateral").

2. The undersigned agrees that the Collateral shall be held by the Bank as a general and continuing collateral security for the payment of all obligations, indebtedness and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, of the undersigned to the Bank, wheresoever and howsoever incurred, and any ultimate unpaid balance thereof, and as a first and prior claim upon the Collateral.

3. The undersigned undertakes and agrees to furnish and deliver to the Bank for the purposes hereof, whenever requested by any manager or official of the Bank, a list of all the debtors of the undersigned with the amounts owing by each and the securities therefor, and/or all the said deeds, documents, writing, papers, books of account and other books, and to furnish the Bank with all information which may assist in the collection thereof.

4. The undersigned expressly authorizes the Bank to collect, demand, sue for, enforce, recover and receive the Collateral and to give valid and binding receipts and discharges therefor and in respect thereof, the whole to the same extent and with the same effect as if the Bank were the absolute owner thereof and without regard to the state of accounts between the undersigned and the Bank.

5. The Bank may collect, realize, sell or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time, whether before or after default, as may seem to it advisable and without notice to the undersigned.

6. All moneys collected or received by the undersigned in respect of the Collateral shall be received as trustee for the Bank, and shall be forthwith paid over to the Bank by the undersigned.

7. The Bank may apply the amounts collected or received by it on account of such parts of the indebtedness and liabilities of the undersigned to the Bank as to the Bank seems best or hold the same in a separate collateral account for such time as it may see fit and then apply the same as aforesaid, the whole without prejudice to its claim for any deficiency.

8. The Bank may compound, compromise, grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the debtors of the undersigned, the undersigned and others, and with the Collateral and other securities as the Bank may see fit, without prejudice to the liability of the undersigned or the Bank's right to hold and realize this security.

9. The Bank shall not be liable or accountable for any failure to collect, realize or obtain payment of the Collateral or any part thereof and the Bank shall not be bound to institute proceedings for the purpose of collecting, realizing or obtaining payment of the same or for the purpose of preserving any rights of the Bank, the undersigned or any other person, firm or corporation in respect of the same, and the Bank shall not be responsible for any loss or damage which may occur in consequence of the negligence of any officer, agent or solicitor employed in the collection or realization thereof.


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10.     The  Bank may charge on its own behalf and also pay to others reasonable sums for expenses incurred and for services rendered (expressly including legal advice and services) in or in connection with collecting, realizing and/or obtaining payment of the Collateral or any part thereof and may add the amount of such sums to the indebtedness of the undersigned.

11. The undersigned shall from time to time forthwith on the Bank's request furnish to the Bank in writing all information requested relating to the aforesaid debts, accounts, claims, moneys, chattel paper and choses in action and the aforesaid contracts, securities, bills, notes, books, papers and other documents and the Bank shall be entitled from time to time to inspect such contracts, securities, bills, notes, books, papers and other documents and make copies thereof and for such purpose the Bank shall have access to all premises occupied by the undersigned.

12. The undersigned shall, from time, to time forthwith on the Bank's request do, make and execute all such financing statements, further assignments, documents, acts, matters and things as may be required by the Bank of or with respect to the Collateral or any part thereof or as may be required to give effect to these presents, and the undersigned hereby constitutes and appoints the manager or acting manager for the time being of the above mentioned branch of the Bank the true and lawful attorney of the undersigned irrevocable with full power of substitution to do, make and execute all such statements, assignments, documents, acts, matters or things with the right to use the name of the undersigned wherever and whenever it may be deemed necessary or expedient. The undersigned hereby waives any right to receive a copy of any financing statement, financing change statement or verification statement filed at any time in respect of this agreement.

13. This agreement shall be a continuing agreement in every respect, and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto. No remedy for the enforcement of the rights of the Bank hereunder shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination. The security interest created or provided for by this agreement is intended to attach when this agreement is signed by the undersigned and delivered to the Bank.

14. For greater certainty it is declared that any and all future loans, advances or other value which the Bank may in its discretion make or extend to or for the account of the undersigned shall be secured by this agreement. If more than one person executes this agreement their obligations hereunder shall be joint and several.

15. The Customer acknowledges receipt of a fully executed copy of this agreement.

16. This agreement shall be governed by and construed in accordance with the laws of the Province in which the Collateral is located and the laws of Canada applicable therein.

17. Whenever the context so requires the singular number shall be interpreted as plural, the masculine gender as feminine or neuter, and vice-versa.


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In  witness  whereof  the  undersigned  has  executed  this  agreement  this
22nd  day  of  February,  2002



                            1418276  ONTARIO  INC.
                            Name  of  Company
                            30  West  Beaver  Creek Road, Suite 109,
                            Richmond  Hill,  Ontario  L4B  3K1


                             per:___/s/Kim  Allen  ________________________
                                            Name:  Kim  Allen
                                            Title:   President
                                            c/s


                             per:_____/s/  Angelo  Boujos______________________
                                           Name:  Angelo  Boujos
                                           Title:    Chairman


                                   We  have  authority  to  bind the Corporation